                                  SCHEDULE 13D

CUSIP No. 59156R108                                          Page 10 of 11 Pages

                                                                       Exhibit 2



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gwenn L. Carr the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign amendments to a Schedule 13D with regard to the MetLife, Inc. Board of Directors' ownership of securities of MetLife, Inc. ("Schedule 13D"), and to file the same, with exhibits thereto and other documents related thereto, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitute or substitutes may do or cause to be done by virtue hereof. The authority of Gwenn L. Carr under this Power of Attorney shall continue until the Board of Directors is no longer required to file amendments to the Schedule 13D, unless earlier revoked in writing by the undersigned.


Dated:   August 15, 2000

/s/ Robert H. Benmosche
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Robert H. Benmosche

/s/ Curtis H. Barnette
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Curtis H. Barnette

/s/ Gerald Clark
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Gerald Clark

/s/ Joan Ganz Cooney
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Joan Ganz Cooney

/s/ Burton A. Dole, Jr.
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Burton A. Dole, Jr.

/s/ James R. Houghton
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James R. Houghton

                                  SCHEDULE 13D

CUSIP No. 59156R108                                          Page 11 of 11 Pages


/s/ Harry P. Kamen
-------------------------------
Harry P. Kamen

/s/ Helene L. Kaplan
-------------------------------
Helene L. Kaplan

/s/ Charles M. Leighton
-------------------------------
Charles M. Leighton

/s/ Allen E. Murray
-------------------------------
Allen E. Murray

/s/ Stewart G. Nagler
-------------------------------
Stewart G. Nagler

/s/ John J. Phelan, Jr.
-------------------------------
John J. Phelan, Jr.

/s/ Hugh B. Price
-------------------------------
Hugh B. Price

/s/ Ruth J. Simmons
-------------------------------
Ruth J. Simmons

/s/ William C. Steere, Jr.
-------------------------------
William C. Steere, Jr.